Investor Presentation June 2023

Disclaimers / Forward-Looking Disclosure This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this document reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; market volatility; inflation; any potential recession or threat of recession; interest rates; the impact of the work-from-home trends; recent and ongoing disruption in the debt and banking markets; occupancy, rent deferrals and the financial condition of the Company’s tenants; whether easing of the pandemic, work-from-home trends or other factors will impact the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases as they expire; future financial and operating results, plans, objectives, expectations and intentions; expected sources of financing and the availability and attractiveness of the terms of any such financing; legislative and regulatory changes that could adversely affect our business; our future capital expenditures, operating expenses, net income, operating income, cash flow and developments and trends of the real estate industry; whether a listing of the Company will be completed; whether any such listing will maximize shareholder value; whether we will be successful in the pursuit of our business plan, including any dispositions; whether we will succeed in our investment objectives; any relationship between the trading price of our common shares at listing and our published net asset value; any fluctuation and/or volatility of the trading price of our common shares once listed; risks associated with our dependence on key personnel whose continued service is not guaranteed; risks related to the disruption of management’s attention from ongoing business operations due to pursuit of requirements related to being a listed company; whether we will comply with Sarbanes-Oxley as required of listed companies; and other factors, including those risks disclosed in the Company’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. The Company cautions investors not to place undue reliance on these forward-looking statements and urges you to carefully review the disclosures it makes concerning risks. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this document. Furthermore, the Company disclaims any obligation to publicly update or revise any forward- looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. Our shareholders are cautioned not to place undue reliance on any forward-looking statement in this document. All forward-looking statements are made as of the date of this document, and the risk that actual results will differ materially from the expectations expressed in this document may increase with the passage of time. In light of the significant uncertainties inherent in the forward-looking statements in this document, the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this document will be achieved. Notice Regarding Non-GAAP Financial Measures. In addition to U.S. GAAP financial measures, this presentation contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in this Appendix if the reconciliation is not presented on the page in which the measure is published.

Today’s Presenters MICHAEL ESCALANTE CHIEF EXECUTIVE OFFICER & PRESIDENT JAVIER BITAR CHIEF FINANCIAL OFFICER & TREASURER 1

Table of Contents 2 II. A Deeper Dive • More About Our Industrial and Office Segments • Value Creation Capabilities • Capitalization Overview RH – Patterson, CA PepsiCo – Lakeland, FL TransDigm – Whippany, NJ I. Peakstone Overview 01 03 02

PEAKSTONE OVERVIEW

A Compelling Investment Opportunity 3 Amazon – Pataskala, OH Experienced, cycle-tested team with strong financial alignment and a real estate operator’s mindset Self-funded business model through limited capital recycling and free cash flow Wholly-owned, high-quality, newer-vintage portfolio of predominantly single-tenant industrial and office properties located in diverse, strategic growth markets01 LPL (2 Properties) – Fort Mill, SC Shaw Industries – Savannah, GA 02 03

Peakstone is a Differentiated Net Lease Industrial and Office REIT

Wholly-Owned Portfolio Highlights

18.7mm
Rentable Sq. Ft

13 years
Average Building Age[2]

Peakstone
REALTY TRUST

96%
Leased[1]

74%
of ABR from Coastal & SunBelt Markets



ZF WABCO – North Charleston, SC



AT&T (3 Properties) – Redmond, WA



Keurig Dr. Pepper – Boston, MA



York – Greenwood Village, CO



Samsonite – Jacksonville, FL


3M

3M – Dekalb, IL

Notes: Data is for wholly-owned assets as of March 31, 2023 adjusted to reflect property sales through May 31, 2023. See detailed property lists for Office, Industrial and Other Segments in the Appendix.
(1) Based on Rentable Square Feet.
(2) Weighted average based on ABR.

4

Peakstone REALTY TRUST

Wholly-Owned Portfolio Provides Durable Cash Flows with Built-in Long-Term Growth Prospects

	Wholly-Owned Total	Industrial Segment	Office Segment	Other Segment (Office & Industrial)
Property Count	76	19	37	20
Rentable Sq. Ft (mm)	18.7	9.0	6.0	3.7
In-Place ABR (mm)	$207.8	$48.3 / 23%	$118.8 / 57%	$40.7 / 20%
LQA Adjusted Cash NOI (mm)[1]	$197.9	$48.3 / 24%	$116.2 / 59%	$33.4 / 17%
WALT (years)[2]	6.8	6.8	8.1	2.9
% Leased[3]	96%	100%	100%	78%
% Leased to IG Tenants[4]	63%	59%	70%	47%
		High-quality, well-located industrial properties with modern specifications	*Newer, high-quality, business-essential office properties*	*Vacant and non-core assets (together with other assets in the same cross-collateralized loan pools)*

Office JV

$165mm Book Value of Equity
~49% Minority Interest
46 Office Properties (**59** Buildings)
8.6mm Rentable Sq. Ft

Notes: $ in millions. Data is for wholly-owned assets and Office JV as of March 31, 2023 adjusted to reflect property sales through May 31, 2023. See detailed property lists for Office, Industrial and Other Segments in the Appendix.
(1) LQA Cash NOI is net of carrying costs for vacant assets. Cash NOI is a non-GAAP financial measure. See slide 32 for reconciliations and definitions.
(2) Weighted average based on ABR.
(3) Based on Rentable Square Feet.
(4) Weighted average based on ABR. Represents ratings of tenants, guarantors or non-guarantor parent entities. There can be no assurance that such guarantors or parent entities will satisfy the tenant's lease obligations. For more information, see definition of investment grade in the Appendix.

5

Peakstone REALTY TRUST

Vacant Buildings01 Raytheon - Charlotte, NC 02 Short-Term WALT 6 Hitachi Astemo - Columbus, OH Franklin Center - Columbia, MD Partially Leased0403 Cross-Collateralized Assets Asset Attributes Other Segment Debt as of 3/31/2023 Other Segment Key Figures 20 Properties $40.7mm ABR 2.9 WALT (Years)2 17% / 83% Industrial / Office1 78% % Leased3 3.7mm Rentable Square Feet An Overview of Other Segment Assets Interest Maturity Outstanding # of Rate Date Balance Properties Highway 94 Loan 3.75% 2024 $12 1 AIG Loan II 4.15% 2025 122 8 AIG Loan 4.96% 2029 99 5 Total Other Segment Debt $233 14 Gold Pointe – Rancho Cordova, CA Notes: $ in millions. Data is for wholly-owned assets as of March 31, 2023 adjusted to reflect property sales through May 31, 2023. (1) Based on ABR. (2) Weighted average based on ABR. (3) Based on Rentable Square Feet.

High-Quality, Well-Located Industrial and Office Segment Properties

23 States

32 Markets

73% of ABR from Coastal & Sunbelt Markets



Industrial
Office / Data Center
ABR
<$1mm
$1mm-$2mm
$2mm-$4mm
$4mm-$6mm
>$6mm
AT&T (3 Properties)
RH
IGT
Guild Mortgage
Occidental Petroleum
Maxar Technologies
York
Hopkins
Corteva Agriscience
Amentum
Fresenius
Tech Data
International Paper
Atlas Copco
Roush
Amcor
Amazon
OceanX
MISO
PPG
Express Scripts
530 Great Circle Road
Cigna
Pepsi Bottling
LPL (2 Properties)
Toshiba TEC
ZF WABCO
Shaw Industries
Southern Company
Samsonite
PepsiCo
Parallon
Huntington Ingalls (2 Properties)
UEOS / Blue Force
Arizona
Avnet
Freeport McMoRan
McKesson
onsemi
Illinois
3M
Amazon
Berry Global
Massachusetts
Draeger Medical
Mercury Systems
Rapiscan Systems
Keurig Dr Pepper (2 Properties)
New Jersey
TransDigm
Travel & Leisure
Zoetis
Maryland
Fidelity Building Services
JMT

Notes: Data is for wholly-owned assets as of March 31, 2023 adjusted to reflect property sales through May 31, 2023.

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Peakstone REALTY TRUST

Optimizing Portfolio and Balance Sheet

Executed

Closed Five Dispositions of Wholly-Owned Assets YTD in 2023
- $237mm of gross proceeds
  - $169mm in 1Q 2023
  - $68mm subsequent to 1Q 2023

Redeemed $125mm Convertible Preferred Shares
- Savings of $10mm in distributions per year

Extended $750mm Revolver Loan
- Maturity date extended through January 2026
- Repaid $400mm 2024 term loan with revolver loan capacity
- Earliest term loan maturity December 2025

Entered JV with Workspace Property Trust and an institutional buyer
- Sold 46 office properties for significant cash proceeds
- De-levered balance sheet
- Eliminated future capex

Go-Forward Strategy

Maintain a Stabilized Portfolio of High-Quality, Well-Located Real Estate
- ✓ Generate consistent cash flows
- ✓ Attract high demand from creditworthy tenants, minimizing vacancies
- ✓ Strong rental rate growth potential

Self-Funded Ability to Execute Plan
- ✓ No need for outside capital
- ✓ Generate free cash flow
- ✓ Selectively sell Office and Other segment assets
- ✓ Invest capital in existing assets where warranted
- ✓ Target investment grade balance sheet

Build Upon Existing Portfolio by Selectively Acquiring High-Quality Industrial Properties
- ✓ Potential for higher returns with lower capex
- ✓ Strong rental rate growth prospects
- ✓ Robust demand, low vacancy and lagging supply
- ✓ Benefit from secular tailwinds with mark-to-market opportunities

Notes: Data as of March 31, 2023 adjusted to reflect property sales through May 31, 2023.

8

Peakstone REALTY TRUST

Object / Logo Primary Long-Term Objective to Maximize Shareholder Value Over Time Object / Logo 03 05 01 04 02 Future focus on acquiring distribution / warehouse assets with market leading building specifications Maximize flexibility by targeting investment grade rating Improve per share metrics through internal and external growth Selectively own business essential, Class A, single-tenant office with long lease durations Multi-channel investment strategy across the risk and capital spectrum 9

Entrepreneurial & Cycle-Tested Team with Proven Public Real Estate Operating Experience



CAPITAL MARKETS
ACQUISITIONS & DEVELOPMENT
Peakstone REALTY TRUST
ASSET MANAGEMENT
ACCOUNTING & FINANCE
LEASING

Peakstone Management Team Overview

- **Highly experienced** executive management team[1]
  - Average **~34 years** of real estate experience
  - Decades of **experience operating public companies**
- **9 senior real estate professionals** averaging ~23 years of experience[2]
- Average **~9 years working together**[3]
- **Proven real estate** and capital markets experience
- **Extensive knowledge** of the existing portfolio
- Broad network of **long-standing industry relationships**

(1) Includes Michael Escalante (CEO), Javier Bitar (CFO) and Nina Momtazee Sitzer (Chief Legal Officer, Chief Administrative Officer, and EVP - Operations).
(2) Includes Senior Vice President and above, other than executive management team.
(3) Includes Senior Vice President and above.

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Peakstone REALTY TRUST

A DEEPER DIVE 01 More About Our Industrial and Office Segments 02 Value Creation Capabilities 03 Capitalization Overview

More About Our Industrial and Office Segments01

01 Industrial and Office Segment Attributes

Industrial Segment


Samsonite – Jacksonville, FL

13 years
Average Building Age[1]


Amazon – Pataskala, OH

91%
of RSF from Properties Rated 4+ Stars (CoStar)[2]

Key Attributes


ZF WABCO – North Charleston, SC

32ft
Average Clear Height[3]


amazon
Amazon – Arlington Heights, IL

474k SF
Average Property Size

Office Segment


onsemi
onsemi – Scottsdale, AZ

11 years
Average Building Age[1]


International Paper – Memphis, TN

77%
of RSF from Properties Rated 4+Stars (CoStar)[2]

Key Attributes


Zoetis – Parsippany, NJ

8.1 years
WALT[1]


Draeger Medical Systems – Andover, MA

161k SF
Average Property Size

Notes: Data is for wholly-owned assets as of March 31, 2023 adjusted to reflect property sales through May 31, 2023.
(1) Weighted average based on ABR.
(2) Based on average property CoStar star rating on a scale from 1 (low) to 5 (high) and is shown as a % of RSF.
(3) Represents distribution / warehouse assets only.

11

Peakstone REALTY TRUST

MISO – Carmel, IN Pepsi Bottling Ventures – Winston-Salem, NC 12 Essential to Tenant Operations Modern, High-Quality Buildings with Market-Leading Specifications Significant Tenant Investment Difficult-to-Replicate Locations or High-Growth Markets Strategically Located and Critical to the Business Operations of Tenants PepsiCo – Lakeland, FL 01 Roush Industries – Allen Park, MI

Phoenix 16% Boston 14% Denver 9% Birmingham 8% Northern New Jersey 7% Charlotte 7% San Diego 6% Las Vegas 4% Memphis 4% Pittsburgh 3% Other 22% Chicago 18% Columbus 16% Stockton/ Modesto 15% Jacksonville 8% Savannah 7% Tampa 7% Detroit 6% Cleveland 6% Hampton Roads 5% Winston-Salem 4% Other 8% 13 Notes: Data is for wholly-owned assets as of March 31, 2023 adjusted to reflect property sales through May 31, 2023. Industrial Segment Markets by % of Segment ABR Office Segment Markets by % of Segment ABR Industrial and Office Segments Well-Positioned and Diversified Across High-Growth Markets 01

Top 10 US Miles to % of Property Name Nearest Port Port Rank #1 Port Segment ABR TransDigm Port Newark (Port of NY/NJ) 2 25 2% Shaw Industries Port of Savannah 4 11 7% Huntington Ingalls (500 West Park Lane) Port of Virginia 6 23 3% Huntington Ingalls (300 West Park Lane) Port of Virginia 6 23 3% ZF WABCO Port of Charleston 8 16 2% RH Port of Oakland 9 38 15% Samsonite Port of Jacksonville 10 8 8% Fidelity Building Services Port of Baltimore N/A 21 1% PepsiCo Port Tampa Bay N/A 52 7% Total / Average 24 49% Port-Adjacent Industrial Segment Assets PepsiCo RH Samsonite Shaw Industries 14 Notes: Data is for wholly-owned assets as of March 31, 2023. Properties ranked by port ranking. (1) US Port Rank is based on Total 2022 Twenty-foot Equivalent Units (TEUs) per Supply Chain Dive published February 27, 2023. “N/A” indicates the rank falls outside of the Top 10. 49% of Industrial Segment ABR from Properties Proximate to Top US Ports 01 ZF WABCO Huntington Ingalls (2 Properties) Fidelity Building Services TransDigm Distribution / Warehouse Property Ports

01

Leased to High-Quality Tenants Diversified Across Industries

Industrial Segment

	Top 10 Industrial Tenants	Rating[1]	WALT (yrs.)[2]	% of Segment ABR
1	amazon	AA	8.3	17%
2	RH	HY2[3]	7.4	15%
3	3M	A1[4]	3.6	10%
4	Samsonite	Ba2[4]	1.7	8%
5	Shaw Floors	AA	10.0	7%
6	PEPSICO	A+	5.3	7%
7	amcor	BBB	9.6	6%
8	Huntington Ingalls Industries	BBB-	4.8	5%
9	pepsi bottling ventures	A3[4]	9.3	4%
10	ROUSH	Not Rated	5.7	3%
	Top 10 Subtotal / Average		6.6	83%

Top 5 Tenant Industries by % of Segment ABR



Capital Goods 23%
E-Commerce 17%
Consumer Durables & Apparel 15%
Retailing 15%
Food, Beverage & Tobacco 11%
3 Other Industries 19%

% Leased to S&P 500 Companies:
54%[5]

Office Segment

	Top 10 Office Tenants	Rating[1]	WALT (yrs.)[2]	% of Segment ABR
1	Keurig Dr Pepper	BBB	6.6	10%
2	Southern Company	BBB+	21.0	8%
3	LPL Financial	Baa3[4]	13.6	7%
4	Freeport-McMoRan	Baa2[4]	4.1	7%
5	MAXAR	B+	7.3	6%
6	McKesson	BBB+	5.5	5%
7	Travel + Leisure	BB-	6.4	5%
8	IGT	BB+	7.8	4%
9	International Paper	BBB	6.9	4%
10	Guild mortgage	IG10[3]	7.7	4%
	Top 10 Subtotal / Average		9.2	60%

Top 5 Tenant Industries by % of Segment ABR



Materials 13%
Capital Goods 12%
Health Care Equipment & Services 12%
Food, Beverage & Tobacco 10%
Utilities 9%
10 Other Industries 44%

% Leased to S&P 500 Companies:
52%[5]

Notes: Data is for wholly-owned assets as of March 31, 2023 adjusted to reflect property sales through May 31, 2023. Tenants ranked by ABR.

Peakstone Realty Trust has no affiliation, connection or association with and is not sponsored or approved by the tenants of its properties. Peakstone Realty Trust has not approved or sponsored its tenants or their products and services. All product and company names, logos and slogans are the trademarks or service marks of their respective owners.

(1) Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, unless otherwise noted.
(2) Weighted average based on ABR.
(3) Represents a rating issued by Bloomberg services.
(4) Represents a rating issued by Moody's at http://www.moodys.com.
(5) Based on % of ABR. Includes leases with respect to which the tenant, the guarantor or a non-guarantor parent of the tenant is an S&P 500 company. There can be no assurance that such guarantor or parent entities will satisfy the tenant's lease obligations.

15

Peakstone REALTY TRUST

IG Rated 70% Sub-IG/Not Rated 30% IG Rated 59% Sub-IG/Not Rated 41% 16 Notes: Data is for wholly-owned assets as of March 31, 2023 adjusted to reflect property sales through May 31, 2023. Industrial Segment Investment Grade Tenants by % of Segment ABR Office Segment Investment Grade Tenants by % of Segment ABR Majority Investment Grade Tenancy 100% Historical Rent Collection 01

8% 3% 10% 18% 3% 15% 17% 26% '23 '24 '25 '26 '27 '28 '29 '30 '31 '32 and Thereafter 2% 1% 3% 4% 12% 7% 21% 14% 9% 27% '23 '24 '25 '26 '27 '28 '29 '30 '31 '32 and Thereafter 17 % Office Segment ABR Expiring Per Year 6.8 Industrial Segment WALT (yrs.)1 Notes: Data is for wholly-owned assets as of March 31, 2023 adjusted to reflect property sales through May 31, 2023. (1) Weighted average based on ABR. 8.1 Office Segment WALT (yrs.)1 % Industrial Segment ABR Expiring Per Year Near-Term Stability with Long-Term Ability to Capitalize on Opportunities 01

Upside Potential: Notes: Based on management’s estimated market rents. Data is for wholly-owned assets as of March 31, 2023 adjusted to reflect property sales through May 31, 2023. (1) Illustrative cash releasing spreads are based on management’s estimated market rents today divided by each tenant’s in-place ABR. Industrial Segment In-Place ABR PSF vs Market Rent PSF 18 Significant Embedded Value Illustrative Cash Releasing Spreads at Current Market Rent1 Shaw Industries – Savannah, GA +65% RH – Patterson, CA +64% Industrial Segment Total In-Place ABR vs Market Rent Significant Upside Through Industrial Segment Mark-to- Market Opportunity 01 x 9.0mm SF $48mm $58mm Total In-Place ABR Market Average $5.37 $6.49 In-Place ABR PSF Market Average

Differentiated Office Segment Assets

01



IGT – Las Vegas, NV

High-Quality Assets and Modern Buildings

- **77% of rentable square feet** from properties with **4+ Star rating** (CoStar)[1]
- **11-year** Average Building Age[2]



Guild Mortgage – San Diego, CA

High-Growth Markets

- **82% of ABR** generated from Coastal or SunBelt markets[3]
- Located in markets with **strong demographic trends**



Mercury Systems – Andover, MA

Essential to Tenant Operations

- **40% of ABR** generated from **corporate headquarters**[3]
- **35% of ABR** generated from properties with **R&D, lab, or data center** functions[3]



Toshiba TEC – Durham, NC

Market-Leading Specifications or Difficult-to-Replicate Locations

- **52% of ABR is generated from leases with S&P 500 Companies,** with ~12% exposure to TAMI & FIRE industries[3,4]
- **93%** of properties are **single-tenant**

Notes: Data is for wholly-owned assets as of March 31, 2023 adjusted to reflect property sales through May 31, 2023.
(1) Based on average property CoStar star rating on a scale from 1 (low) to 5 (high) and is shown as a % of RSF.
(2) Weighted average based on ABR.
(3) Based on ABR.
(4) Includes leases with respect to which the tenant, the guarantor or a non-guarantor parent of the tenant is an S&P 500 company. There can be no assurance that such guarantor or parent entities will satisfy the tenant's lease obligations.

19

Peakstone REALTY TRUST

02 Value Creation Capabilities

Repositioning and Development Opportunities Corporate M&A Joint Ventures Signature REIT 20 Cycle-tested team with insight, experience, relationships and creativity to source, structure, and execute on multiple transaction types Amazon – Arlington Heights, IL RH – Patterson, CA Versatile Investment Strategies 02 ✓ Proactive Asset Management York – Greenwood Village, CO ✓ Property & Portfolio Acquisitions ✓ ✓ ✓ Tax Deferred Strategies Avnet – Chandler, AZ ✓ Amazon – Pataskala, OH

21 Repositioning ✓ Generated significant value accretion through an early lease termination that provided proceeds for a strategic R&D-to-warehouse conversion ✓ Achieved credit and lease term enhancement with no downtime and no out-of-pocket capital investment ✓ Increased the rental rate PSF by 6.4% Amazon – Arlington Heights, IL Team Has Proven Experience Identifying and Executing Value Creation Opportunities 02 Redevelopment ✓ Partnered with the tenant to completely overhaul a building with outdated components and environmental issues ✓ Post-renovation, asset replicated new construction with modern technology well-below replacement cost for a building located in an upscale Birmingham submarket ✓ Closed on a 28-year lease with an investment grade tenant Southern Company – Birmingham, AL ✓ Formed a JV with a leading developer to construct a distribution warehouse for RH ✓ Financed over 90% of total construction costs and committed to a forward takeout ✓ Acquired a mission-critical warehouse for RH with a 15-year lease term Build-to-Suit / Joint VentureRH – Patterson, CA

Capitalization Overview03

03

Balance Sheet and Liquidity Overview

Capitalization Overview

	As of 12/31/2022	As of 3/31/2023	2Q23 Asset Sales[1]	Redemption of Preferred[2]	Adjusted 3/31/2023	Rate[3]	Term
Secured Fixed Rate Mortgages	$539,803	$518,930			$518,930	4.49%	4.3
Total Secured Debt	$539,803	$518,930			$518,930		
Unsecured Debt							
2024 Term Loan	400,000	–			–		
2025 Term Loan	400,000	400,000			400,000	4.06%	3.1
2026 Term Loan	150,000	150,000			150,000	4.06%	2.7
Revolver Loan	-	400,000			400,000	4.06%	2.8
Total Unsecured Debt	$950,000	$950,000			$950,000		
Total Consolidated Debt	$1,489,803	$1,468,930			$1,468,930		
Cash and Cash Equivalents[4]	(233,180)	(368,210)	(61,988)	125,000	(305,198)		
Net Debt	$1,256,621	$1,100,720			$1,163,732		
Pro Rata Share of JV Net Debt	525,704	514,426			514,426		
Net Debt (Pro Rata Share)	$1,782,325	$1,615,146			$1,678,158		
Perpetual Convertible Preferred Shares	125,000	125,000		(125,000)	-		
Net Debt (Pro Rata Share) + Preferred Shares	$1,907,325	$1,740,146			$1,678,158		
Market Capitalization							
Common Shares and OP Units Outstanding (000s)	39,538	39,545			39,545		
Stock Price as of 5/31/2023	N/A	$24.09			$24.09		
Equity Market Capitalization	N/A	$952,639			$952,639		
Wholly-Owned Portfolio							
LQA Normalized EBITDAre (Consolidated)	$180,532	$171,724	(5,668)		$166,056		
Net Debt + Preferred Shares / LQA Normalized EBITDAre (Consolidated)	7.7x	7.1x			7.0x		
Wholly-Owned Portfolio (Pro Rata Share)							
LQA Normalized EBITDAre	$231,696	$233,532	(5,668)		$227,864		
Net Debt (Pro Rata Share) + Preferred Shares / LQA Normalized EBITDAre	8.2x	7.5x			7.4x		

Notes: $ in thousands. EBITDA is a non-GAAP financial measure. For a reconciliation to the most directly comparable GAAP financial measure, see slide 31.

(1) Represents the 2Q23 sales of an Office segment property in Houston, TX, and an Other segment property in Lone Tree, CO.

(2) On April 10, 2023, redeemed all preferred shares (5mm Series A Preferred Shares which were issued to and held by a third-party international investor).

(3) As of 9/28/22, the Secured Overnight Financing Rate ("SOFR") replaced LIBOR as the applicable reference rate for our variable rate debt. The amounts listed in this section are inclusive of the 4.80% SOFR rate effective as of 3/31/23, plus spread of 1.40% (Term Loans) or 1.45% (revolver Loan) and 0.1% index. The effective interest rate of the $950 million of unsecured debt is inclusive of the Company's fixed-rate interest swaps.

(4) Cash and Cash Equivalents excludes restricted cash.

22

Peakstone REALTY TRUST

23 Wholly-Owned Balance Sheet and Liquidity Overview (Cont’d) 03 Notes: $ in millions. (1) Excludes pro rata share of JV debt. Reflects the redemption of $125mm of perpetual convertible preferred shares. (2) Reflects cash and cash equivalents as of March 31, 2023, adjusted for proceeds from 2Q23 asset sales and the redemption of $125mm of perpetual convertible preferred shares. (3) Percentage of floating-rate debt includes impact of fixed-rate swaps. Consolidated Debt Maturity as of 3/31/231 Other Balance Sheet Highlights as of 3/31/231 • Net Consolidated Debt / Total Gross Real Estate: 36% • Wtd. Avg. Interest Rate: 4.2% Total Liquidity: $437mm • Pro Forma Cash and Cash Equivalents: $305mm2 • Available Revolver Capacity: $132mm Fixed Secured Unsecured Floating3 86% 14% $1,469 Total Consolidated Debt: 35% 65% $1,469 Total Consolidated Debt: $18 $30 $122 $400 $150 $400 $350 $522 $250 $99 2023 2024 2025 2026 2027 2028 2029 Fixed Rate Mortgages Term Loans Revolver Loan Remaining Revolver Commitment

24 Wholly-Owned LQA Cash NOI1 Balance Sheet Components Cash & Restricted Cash2 $ 307 Book Value of Office JV $ 165 Other Assets $ 79 Building Blocks of Net Asset Value 03 Notes: $ in millions. (1) As of March 31, 2023 as adjusted for 2Q23 asset sales. LQA Cash NOI is net of carrying costs for vacant assets. Cash NOI is a non-GAAP financial measure. For a reconciliation to the most directly comparable GAAP financial measure, see slide 32. (2) Reflects cash and cash equivalents as of March 31, 2023, adjusted for proceeds from 2Q23 asset sales and the redemption of $125mm of perpetual convertible preferred shares, plus $2mm of restricted cash. Other Segment $ 33 Industrial Segment $ 48 Office Segment $ 116 + + Total Consolidated Debt $ 1,469 Other Liabilities $ 82

A Compelling Investment Opportunity 25 Amazon – Pataskala, OH Experienced, cycle-tested team with strong financial alignment and a real estate operator’s mindset Self-funded business model through limited capital recycling and free cash flow Wholly-owned, high-quality, newer-vintage portfolio of predominantly single-tenant industrial and office properties located in diverse, strategic growth markets01 LPL (2 Properties) – Fort Mill, SC Shaw Industries – Savannah, GA 02 03

APPENDIX

Highly Reputable Board of Trustees

Independent Trustees

Casey Wold *Chair*	• Current Chief Executive Officer and Managing Partner of Vanderbilt Office Properties • Served as Senior Managing Director of Tishman Speyer and was a member of the Investment and Management committees • Served as CIO and COO of Trizec Properties • Former board member of CTO Realty Growth, Inc. (NYSE), Trizec Properties (NYSE), and Captivate Networks, Inc.
Gregory Cazel *Trustee*	• Current Managing Director at Lument Capital • Served as Managing Director in the Real Estate Capital Markets division of Wells Fargo Bank, as EVP and Principal at A10 Capital, and held various positions at Dexia Real Estate Capital Markets Company and JP Morgan Mortgage Capital
Carrie DeWees *Trustee*	• Most recently a Managing Principal of Allstate Investments • Held various positions in acquisitions, asset management, and investor relations at JMB Realty, Heitman, Henderson Global Advisors, and American Realty Advisors
Samuel Tang *Trustee*	• Current Managing Partner of TriGuard Management LLC • Served as a Managing Director, Equities, of Pacific Life Insurance Company and Managing Partner at The Shidler Group

Trustee

Michael Escalante *Trustee*	• Current Chief Executive Officer, President and Trustee of Peakstone Realty Trust • Served as Chief Investment Officer of Peakstone Realty Trust's predecessor entities

Notes: Reflects board of trustees post-listing; independent trustees shaded.

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Peakstone REALTY TRUST

E S G • Minimize environmental impact of our buildings • Emphasize the health and well-being of building occupants • Environmentally Sustainable Practices: ─ In-office sustainability initiatives ─ Consider environmental impact in investment decisions ─ Partner with our tenants on sustainability projects ─ Continue to seek new technology solutions • Diverse executive management team • Individual differences and a diverse and inclusive culture are essential to our continued success • Dedicated to enhancing employee wellness and giving back to our community • Social Responsibility Initiatives: ─ Maintain a diverse workforce ─ Support employee growth and wellness ─ Promote charitable initiatives • Sound corporate governance essential to the success of our organization and stakeholders • Governance Practices: ─ Non-staggered board ─ Four of five board members post-listing are independent ─ Independent committees ─ Documented governance, conduct and ethics policies 27 Fully committed to ESG initiatives Corporate Responsibility Commitment

28 Office JV Key Stats JV Portfolio Stats1 August 2022 Date Entered JV $165mm Book Value of Equity3 $1.3bn Transaction Value1 Workspace Property Trust / Institutional Buyer JV Partner2 59 / 46 Office Buildings / Properties 8.6mm Rentable Square Feet 22 Markets 14 States Vanguard – Charlotte, NC 2500 Windy Ridge Parkway – Atlanta, GA Duke Bridges I – Frisco, TX 2 Circle Star Way – San Carlos, CA (1) Includes initial transaction of 53 buildings across 41 properties for $1.1bn announced August 2022 and a second transaction of 6 buildings across 5 properties for $170.4mm announced December 2022. (2) JV is managed by an affiliate of Workspace Property Trust. (3) As of March 31, 2023. 49% Minority Interest • JV is unconsolidated and held at book value on balance sheet • Not obligated to make any capital contributions • $514mm PKST pro-rata share of net debt3 • No guarantees or financial commitments with respect to the JV debt Our Office Joint Venture

29 Reconciliation of Non-GAAP Financial Measures Wholly-Owned Reconciliation of Net Income to NOI Notes: $ in thousands. (1) NOI is net of carrying costs for vacant assets. Quarter Ended 03/31/2023 Net (loss) income $9,017 General and administrative expenses 9,912 Corporate operating expenses to affiliates 378 Impairment provision, real estate - Depreciation and amortization 31,356 Interest expense 17,014 Other loss (income), net (1,396) Loss from investment in unconsolidated entities 14,661 Gain from disposition of assets (30,610) Transaction expenses 3,187 1Q23 NOI1 $53,519

30 Reconciliation of Non-GAAP Financial Measures (Cont’d) Wholly-Owned NOI and Cash NOI Notes: $ in thousands. (1) NOI is net of carrying costs for vacant assets. (2) Adjustment for the 1Q23 sales of properties located in (i) Irvine, CA, (ii) Clinton, SC, and (iii) Herndon, VA. (3) Adjustment for the 2Q23 sales of an Office segment property in Houston, TX, and an Other segment property in Lone Tree, CO.. Quarter Ended 03/31/2023 Industrial Office Industrial and Office Other Segment Total Portfolio 1Q23 NOI1 $12,630 $32,852 $45,482 $8,037 $53,519 (117) (4,457) (4,574) 315 (4,259) (95) 99 4 (126) (122) (24) – (24) – (24) – 433 433 – 433 – 368 368 – 368 – 101 101 – 101 1Q23 Cash NOI1 $12,394 $29,396 $41,790 $8,226 $50,016 1Q23 Dispositions2 (314) (1,257) (1,571) – (1,571) 2Q23 Dispositions3 – 908 908 127 1,035 Adjusted Cash NOI1 $12,080 $29,047 $41,127 $8,353 $49,480 LQA Adjusted Cash NOI (Wholly-Owned)1 $48,320 $116,189 $164,508 $33,411 $197,920 Straight line rent Non-cash adjustments In-place lease amortization Deferred termination income Deferred ground lease Other intangible amortization Inducement amortization

31 Reconciliation of Non-GAAP Financial Measures (Cont’d) Net (loss) income to Normalized EBITDAre Notes: $ in thousands. (1) Transaction expenses for the quarter primarily consisted of initial listing-related expenses. (2) Adjustment for the 2Q23 sales of an Office segment property in Houston, TX, and an Other segment property in Lone Tree, CO.. Quarter Ended 03/31/2023 Net (loss) income $9,017 Interest expense 17,014 Depreciation and amortization 31,356 1Q23 EBITDA $57,387 (Gain)/loss on sales of real estate, net (30,610) (Gain)/loss on investment in unconsolidated entity 14,661 Proportion share of adjustments for unconsolidated entities 13,468 1Q23 EBITDAre $54,906 Adjustment for acquisitions and dispositions (1,694) Adjustment for joint venture acquisition 1,984 Transaction expenses 1 3,187 1Q23 Normalized EBITDAre $58,383 2Q23 Dispositions 2 (1,417) Adjusted Normalized EBITDAre $56,966 LQA Adjusted Normalized EBITDAre $227,864 LQA Adjustment for unconsolidated joint venture (61,808) LQA Adjusted Normalized EBITDAre (Consolidated) $166,056

Detailed Wholly-Owned Portfolio Summary

#	Segment	Property / Tenant Name	Address	Property Market	Property State	Building Square Feet	Tenancy Type	Property Sub-Type	% Leased [2]	Year Built / Renovated [1,3]	Property WALT [3]	% of Total ABR
01	Industrial	RH	825 Rogers Rd.	Stockton/Modesto	CA	1,501,400	Single Tenant	Warehouse	100.0%	2015	7.4	3.5%
02	Industrial	Amazon (Etna)	11999 National Rd.	Columbus	OH	856,300	Single Tenant	Warehouse	100.0%	2016	–[4]	2.9%
03	Industrial	3M	1650 Macom Dr.	Chicago	IL	978,100	Single Tenant	Warehouse	100.0%	2016	3.6	2.4%
04	Industrial	Samsonite	10480 Yeager Rd.	Jacksonville	FL	817,700	Single Tenant	Warehouse	100.0%	2008	1.7	2.0%
05	Industrial	Shaw Industries	445 Northport Pkwy.	Savannah	GA	1,001,500	Single Tenant	Warehouse	100.0%	2018	10.0	1.6%
06	Industrial	PepsiCo	8060 State Rd. 33 North	Tampa	FL	605,400	Single Tenant	Warehouse	100.0%	2018	5.3	1.5%
07	Industrial	Amcor	975 West Main St.	Cleveland	OH	586,700	Single Tenant	Manufacturing	100.0%	1986	9.6	1.3%
08	Industrial	Amazon (Arlington Heights)	1455 West Cellular Dr.	Chicago	IL	182,900	Single Tenant	Warehouse	100.0%	2020	–[4]	1.1%
09	Industrial	Pepsi Bottling Ventures	390 Business Park Dr.	Winston-Salem	NC	526,300	Single Tenant	Warehouse	100.0%	2008	9.3	0.9%
10	Industrial	Roush Industries	333/777 Republic Dr.	Detroit	MI	169,200	Single Tenant	Industrial/R&D	100.0%	2000	5.7	0.8%
11	Industrial	OceanX	6390 Commerce Court	Columbus	OH	312,000	Single Tenant	Warehouse	100.0%	2015	6.3	0.7%
12	Industrial	Berry Global	1515 Franklin Blvd.	Chicago	IL	193,700	Single Tenant	Manufacturing	100.0%	2003	9.8	0.7%
13	Industrial	Atlas Copco	3301 Cross Creek Pkwy.	Detroit	MI	120,000	Single Tenant	Industrial/R&D	100.0%	2014	2.5	0.7%
14	Industrial	Huntington Ingalls (500 West Park Lane)	500 West Park Lane	Hampton Roads	VA	258,300	Single Tenant	Warehouse	100.0%	1999	4.8	0.6%
15	Industrial	Huntington Ingalls (300 West Park Lane)	300 West Park Lane	Hampton Roads	VA	257,200	Single Tenant	Warehouse	100.0%	2000	4.8	0.6%
16	Industrial	ZF WABCO	8225 Patriot Blvd.	Charleston	SC	145,200	Single Tenant	Warehouse	100.0%	2016	10.4	0.5%
17	Industrial	TransDigm	110 Algonquin Pkwy.	Northern New Jersey	NJ	114,300	Single Tenant	Manufacturing	100.0%	1986	5.0	0.5%
18	Industrial	Hopkins	428 Peyton St.	Emporia	KS	320,800	Single Tenant	Manufacturing	100.0%	2000	13.8	0.5%
19	Industrial	Fidelity Building Services	25 Loveton Circle	Baltimore	MD	54,800	Single Tenant	Industrial/R&D	100.0%	1981	11.8	0.3%
	Total Industrial Segment			19 Properties		9,001,800			100.0%	2010	6.8	$48,339
20	Office	Southern Company	3525 Colonnade Pkwy.	Birmingham	AL	669,400	Single Tenant	Office	100.0%	2018	21.0	4.4%
21	Office	Keurig Dr. Pepper (53 South Avenue)	53 South Ave.	Boston	MA	280,600	Single Tenant	Office	100.0%	2014	6.6	4.2%
22	Office	Freeport McMoRan	333 N. Central Ave	Phoenix	AZ	249,000	Single Tenant	Office	100.0%	2010	4.1	3.8%
23	Office	Maxar Technologies	1300 West 120th Ave.	Denver	CO	430,000	Single Tenant	Office	100.0%	2002	7.3	3.6%
24	Office	Terraces at Copley Point	5887 Copley Dr.	San Diego	CA	201,700	Multi Tenant	Office	100.0%	2009	5.1	3.3%
25	Office	LPL (1055 & 1060 LPL Way)	1055 & 1060 LPL Way	Charlotte	SC	307,200	Single Tenant	Office	100.0%	2016	13.6	2.8%
26	Office	Travel & Leisure, Co.	14 Sylvan Way	Northern New Jersey	NJ	203,500	Single Tenant	Office	100.0%	2013	6.4	2.8%
27	Office	IGT	6355 South Buffalo Dr.	Las Vegas	NV	222,300	Single Tenant	Office	100.0%	2008	7.8	2.5%
28	Office	International Paper	1740 International Dr.	Memphis	TN	238,600	Single Tenant	Office	100.0%	2015	–[4]	2.4%
29	Office	onsemi (5701 N. Pima Road)	5701 N. Pima Rd.	Phoenix	AZ	133,400	Single Tenant	Office	100.0%	2017	–[4]	1.6%
30	Office	Zoetis	10 Sylvan Way	Northern New Jersey	NJ	125,700	Single Tenant	Office	100.0%	2016	–[4]	1.5%

Notes: Data is for wholly-owned assets as of March 31, 2023 adjusted to reflect property sales through May 31, 2023. Properties sorted by % of Total ABR.

(1) Year shown is either the year built or year substantially renovated.
(2) Total calculated as a weighted average based on Rentable Square Feet.
(3) Total calculated as a weighted average based on ABR.
(4) Lease restricts certain disclosures.

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Detailed Wholly-Owned Portfolio Summary *(Cont'd)*

#	Segment	Property / Tenant Name	Address	Property Market	Property State	Building Square Feet	Tenancy Type	Property Sub-Type	% Leased [2]	Year Built / Renovated [1,3]	Property WALT [3]	% of Total ABR
31	Office	McKesson (5601 N. Pima Road)	5601 N. Pima Rd.	Phoenix	AZ	138,200	Single Tenant	Office	100.0%	2017	–[4]	1.5%
32	Office	McKesson (5801 North Pima Road)	5801 North Pima Rd.	Phoenix	AZ	124,900	Single Tenant	Office	100.0%	2019	–[4]	1.4%
33	Office	York Space Systems (East Village)	6060 South Willow Dr.	Denver	CO	138,100	Single Tenant	Office/R&D	100.0%	2020	8.8	1.4%
34	Office	Corteva Agriscience	8501 NW 62nd Ave	Des Moines	IA	184,300	Single Tenant	Office/Lab	100.0%	2014	3.7	1.4%
35	Office	40 Wight	40 Wight Ave.	Baltimore	MD	132,200	Multi Tenant	Office	93.2%	2017	9.5	1.4%
36	Office	Keurig Dr. Pepper (63 South Avenue)	63 South Ave.	Boston	MA	150,700	Single Tenant	Office/Lab/R&D	100.0%	2013	6.6	1.4%
37	Office	LPL (1040 LPL Way)	1040 LPL Way	Charlotte	SC	144,400	Single Tenant	Office	100.0%	2016	13.6	1.3%
38	Office	Toshiba TEC	3901 South Miami Blvd.	Raleigh/Durham	NC	200,800	Single Tenant	Office	100.0%	2016	5.1	1.3%
39	Office	Mercury Systems	50 Minuteman Rd.	Boston	MA	145,300	Single Tenant	Office/Lab	100.0%	1997	9.1	1.2%
40	Office	Occidental Petroleum	501 North Division St.	Platteville	CO	114,500	Single Tenant	Office	100.0%	2013	10.5	1.1%
41	Office	PPG	400 Bertha Lamme Dr.	Pittsburgh	PA	118,000	Single Tenant	Office	100.0%	2010	7.8	1.1%
42	Office	Avnet (Phoenix)	2211 S 47th St.	Phoenix	AZ	176,400	Single Tenant	Office	100.0%	1997	3.4	1.1%
43	Office	MISO	720 City Center Dr.	Indianapolis	IN	133,400	Single Tenant	Office	100.0%	2016	5.1	1.0%
44	Office	Draeger Medical Systems	Six Tech Dr.	Boston	MA	128,400	Single Tenant	Office/Lab	100.0%	2020	8.3	0.9%
45	Office	Amentum (Heritage III)	13500 Heritage Pkwy.	Dallas/Fort Worth	TX	119,000	Single Tenant	Office	100.0%	2006	–[4]	0.9%
46	Office	Fresenius Medical Care	3355 Earl Campbell Pkwy.	Tyler	TX	81,000	Single Tenant	Office	100.0%	2016	8.6	0.8%
47	Office	Cigna (500 Great Circle Road)	500 Great Circle Rd.	Nashville	TN	72,200	Single Tenant	Office	100.0%	2012	4.3	0.7%
48	Office	Express Scripts	501 Ronda Court	Pittsburgh	PA	70,500	Single Tenant	Office/Data Center	100.0%	2015	2.3	0.7%
49	Office	AT&T (14500 NE 87th Street)	14500 NE 87th St.	Seattle/Puget Sound	WA	60,000	Single Tenant	Office/Data Center	100.0%	1995	4.4	0.7%
50	Office	AT&T (14520 NE 87th Street)	14520 NE 87th St.	Seattle/Puget Sound	WA	59,800	Single Tenant	Office/Data Center	100.0%	1995	4.4	0.7%
51	Office	Parallon	6451 126th Ave. North	Tampa	FL	83,200	Single Tenant	Office	100.0%	2013	2.0	0.7%
52	Office	Tech Data	19031 Ridgewood Pkwy.	San Antonio	TX	58,000	Single Tenant	Office	100.0%	2014	1.7	0.5%
53	Office	Rapiscan Systems	23 Frontage Rd.	Boston	MA	64,200	Single Tenant	Office/Lab	100.0%	2014	4.2	0.4%
54	Office	136 & 204 Capcom	136 & 204 Capcom	Raleigh/Durham	NC	63,000	Multi Tenant	Office/R&D	100.0%	2010	2.9	0.4%
55	Office	AT&T (14560 NE 87th Street)	14560 NE 87th St.	Seattle/Puget Sound	WA	36,000	Single Tenant	Office/Data Center	100.0%	1995	4.4	0.4%
56	Office	530 Great Circle Road	530 Great Circle Rd.	Nashville	TN	100,200	Single Tenant	Office/Lab	100.0%	2011	–[4]	–
	Total Office Segment			37 Properties		5,958,100			99.8%	2012	8.1	$118,785
	Total Industrial & Office Segment			56 Properties		14,959,900			99.9%	2012	7.7	$167,124

Notes: Data is for wholly-owned assets as of March 31, 2023 adjusted to reflect property sales through May 31, 2023. Properties sorted by % of Total ABR.

(1) Year shown is either the year built or year substantially renovated.
(2) Total calculated as a weighted average based on Rentable Square Feet.
(3) Total calculated as a weighted average based on ABR.
(4) Lease restricts certain disclosures.

33

Peakstone REALTY TRUST

Detailed Wholly-Owned Portfolio Summary *(Cont'd)*

#	Segment	Property / Tenant Name	Address	Property Market	Property State	Building Square Feet	Tenancy Type	Property Sub-Type	% Leased [2]	Year Built / Renovated [1 3]	Property WALT [3]	% of Total ABR
57	Other Office	Wyndham Hotels & Resorts	22 Sylvan Way	Northern New Jersey	NJ	249,400	Single Tenant	Office	100.0%	2009	6.4	3.5%
58	Other Office	Wood Group (Westgate II)	17320 Katy Freeway	Houston	TX	186,300	Single Tenant	Office	100.0%	2014	1.1	2.2%
59	Other Office	Schlumberger	1200 Enclave Pkwy.	Houston	TX	149,700	Single Tenant	Office	98.3%	1999	– [5]	1.7%
60	Other Office	Level 3 (ParkRidge One)	10475 Park Meadows Dr.	Denver	CO	166,700	Single Tenant	Office	100.0%	1999	– [5]	1.6%
61	Other Office	Raytheon Technologies	2730 West Tyvola Rd.	Charlotte	NC	198,900	Single Tenant	Office	100.0%	1999	– [5]	1.5%
62	Other Industrial	Hitachi Energy USA	500 West Hwy. 94	Jefferson City	MO	660,000	Single Tenant	Manufacturing	100.0%	1972	1.4	1.3%
63	Other Industrial	Avnet (Chandler)	6700 West Morelos Place	Phoenix	AZ	231,500	Single Tenant	Industrial/R&D	100.0%	2008	– [5]	1.3%
64	Other Office	Franklin Center	6841 Benjamin Franklin Dr.	Baltimore	MD	202,500	Multi Tenant	Office	55.4%	2008	3.3	1.3%
65	Other Office	KBR	345 Bob Heath Dr.	Huntsville	AL	120,000	Single Tenant	Office	100.0%	2013	0.4	1.0%
66	Other Office	30 Independence	30 Independence Blvd.	Northern New Jersey	NJ	207,300	Multi Tenant	Office	52.0%	2020	7.7	1.0%
67	Other Office	Northrop Grumman	4065 Colonel Glenn Hwy.	Cincinnati/Dayton	OH	99,200	Single Tenant	Office	100.0%	2012	1.4	0.8%
68	Other Office	MGM Corporate Center (880 Grier Drive)	880 Grier Dr.	Las Vegas	NV	81,000	Single Tenant	Office	100.0%	1988	1.4	0.6%
69	Other Industrial	Hitachi Astemo	9296 Intermodal North Court	Columbus	OH	304,600	Single Tenant	Warehouse	100.0%	2014	2.0	0.6%
70	Other Office	MGM Corporate Center (840 Grier Drive)	840 Grier Dr.	Las Vegas	NV	60,500	Single Tenant	Office	100.0%	1997	1.4	0.4%
71	Other Office	Administrative Office of Pennsylvania Courts	5035 Ritter Rd.	Harrisburg	PA	56,600	Single Tenant	Office/Data Center	100.0%	1988	1.3	0.4%
72	Other Industrial	Owens Corning	4535 Enterprise Dr. NW	Charlotte	NC	61,200	Single Tenant	Manufacturing	100.0%	1998	1.8	0.2%
73	Other Office	MGM Corporate Center (950 Grier Drive)	950 Grier Dr.	Las Vegas	NV	26,800	Single Tenant	Office	100.0%	1989	1.4	0.1%
74	Other Office	Gold Pointe Corp Ctr Bldg C	11971 Foundation Place	Sacramento	CA	145,900	Vacant	Office	3.2%	2002	-	–
75	Other Office	Quebec Court II	5800 South Quebec Street	Denver	CO	157,300	Vacant	Office	-	1980	-	–
76	Other Office	Crosspoint	20022 North 31st Ave.	Phoenix	AZ	351,600	Multi Tenant	Office	7.8%	2021	– [5]	–
	Total Other Segment			20 Properties		3,717,000			78.1%	2004	2.9	$40,690
	Total Wholly-Owned Portfolio [4]			76 Properties		18,676,900			95.6%	2010	6.8	$207,814
	Recent Dispositions (2Q23)											
	Office	Wood Group (Westgate III)	17325 Park Row	Houston	TX	226,300	Single Tenant	Office	100.0%	2014	10.8	2.6%
	Other Office	Park Meadows Corporate Center II	10002 Park Meadows Drive	Denver	CO	70,300	Vacant	Office	-	2000	-	–
	Total ABR as of March 31, 2023					18,973,500			95.3%	2010	6.9	$213,358

Notes: Data is for wholly-owned assets as of March 31, 2023 adjusted to reflect property sales through May 31, 2023. Properties sorted by % of Total ABR.

(1) Year shown is either the year built or year substantially renovated.
(2) Total calculated as a weighted average based on Rentable Square Feet.
(3) Total calculated as a weighted average based on ABR.
(4) Includes consolidated properties only and excludes the Office Joint Venture and recent dispositions.
(5) Lease restricts certain disclosures.

34

Peakstone REALTY TRUST

35 Definitions Term Definition ABR (“Annualized Base Rent”) “Annualized base rent” or “ABR” means the contractual base rent excluding abatement periods and deducting base year operating expenses for gross and modified gross leases as of March 31, 2023, unless otherwise specified, multiplied by 12 months. For properties in the Company's portfolio that had rent abatement periods as of March 31, 2023, we used the monthly contractual base rent payable following expiration of the abatement. Average Building Age “Average Building Age” is defined as year built or most recent renovation and is weighted based on ABR. EBITDA “EBITDA” is earnings before interest, tax, depreciation and amortization. We use EBITDA as a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. We believe this measure is helpful to investors because it is a direct measure of the actual operating results of our properties. However, because EBITDA is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDA should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity or as an alternative to net income, as computed in accordance with GAAP. EBITDA may not be comparable to similarly titled measures of other companies.

36 Definitions (Cont’d) Term Definition EBITDAre “EBITDAre” is defined by The National Association of Real Estate Investment Trusts ("NAREIT") as follows: (a) GAAP Net Income plus (b) interest expense plus (c) income tax expense plus (d) depreciation and amortization plus/minus (e) losses and gains on the disposition of depreciated property, including losses/gains on change of control plus (f) impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, plus (g) adjustments to reflect the entity's share of EBITDAre of consolidated affiliates. We use EBITDAre as a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. We believe this measure is helpful to investors because it is a direct measure of the actual operating results of our properties. However, because EBITDAre is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDAre should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity or as an alternative to net income, as computed in accordance with GAAP. EBITDAre may not be comparable to similarly titled measures of other companies. Investment Grade (or “IG”) “Investment grade” means an investment grade credit rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody’s Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg’s default risk rating) that management believes is generally equivalent to an NRSRO investment grade rating; management can provide no assurance as to the comparability of these ratings methodologies or that any particular rating for a company is indicative of the rating that a single NRSRO would provide in the event that it rated all companies for which the Company provides credit ratings; to the extent such companies are rated only by non-NRSRO ratings providers, such ratings providers may use methodologies that are different and less rigorous than those applied by NRSROs. In the context of Peakstone’s portfolio, references to “investment grade” include, and credit ratings provided by Peakstone may refer to, tenants, guarantors, and non-guarantor parent entities. There can be no assurance that such guarantors or parent entities will satisfy the tenant’s lease obligations, and accordingly, any such credit rating may not be indicative of the creditworthiness of the Company's tenants.

37 Definitions (Cont’d) Term Definition Normalized EBITDAre “Normalized EBITDAre” is a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. Normalized EBITDAre, as defined by the Company, represents EBITDAre (as defined by NAREIT), modified to exclude items such as acquisition-related expenses, employee separation expenses and other items that we believe are not indicative of the performance of our portfolio. Normalized EBITDAre also excludes the Normalized EBITDAre impact of properties sold during the period and extrapolate the operations of acquired properties to estimate a full quarter of ownership (in each case, as if such disposition or acquisition had occurred on the first day of the quarter). We may also exclude the annualizing of other large transaction items such as termination income recognized during the quarter. Management believes these adjustments to reconcile to Normalized EBITDAre provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time. However, because Normalized EBITDAre is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Therefore, Normalized EBITDAre should not be considered as an alternative to net income, as computed in accordance with GAAP. Normalized EBITDAre may not be comparable to similarly titled measures of other companies.

38 Definitions (Cont’d) Term Definition Normalized EBITDAre (Consolidated) “Normalized EBITDAre (Consolidated)” represents Normalized EBITDAre adjusted to exclude items related to any unconsolidated entities. We calculated Normalized EBITDAre (Consolidated) as follows: Management believes these adjustments to reconcile to Normalized EBITDAre (Consolidated) provides investors a view of the performance of our consolidated portfolio over time. However, because Normalized EBITDAre (Consolidated) is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Therefore, Normalized EBITDAre (Consolidated) should not be considered as an alternative to net income, as computed in accordance with GAAP. Normalized EBITDAre (Consolidated) may not be comparable to similarly titled measures of other companies. 3/31/2023 12/31/2022 Normalized EBITDAre 58,383$ 57,924$ Adjustment for unconsolidated joint venture (15,452) (12,791) Normalized EBITDAre (Consolidated) $ 42,931 $ 45,133 Note: $ in thousands. For the Quarter Ended

39 Definitions (Cont’d) Term Definition Net Debt “Net Debt” is total consolidated debt less cash and cash equivalents (excluding restricted cash). Net Debt (pro rata share) “Net Debt (pro rata share)” is total consolidated debt plus unconsolidated debt (pro rata share), less cash and cash equivalents (excluding restricted cash). Net Operating Income (NOI), Cash NOI, and Same Store Cash NOI “NOI” is a non-GAAP measure that includes the revenue and expense directly attributable to our real estate properties. NOI is calculated as total revenue from real estate operations less property expenses, which includes operating property expenses, property tax expenses and management fees. Net operating income on a cash basis (“Cash NOI”) is net operating income adjusted to exclude the effect of straight-line rent and amortization of acquired above- and below market lease intangibles adjustments required by GAAP. Net operating income on a cash basis for our Same Store portfolio (“Same Store Cash NOI”) is Cash NOI for properties held for the entirety of all periods presented. We believe that NOI, Cash NOI and Same-Store Cash NOI are helpful to investors as additional measures of operating performance because we believe they help both investors and management to understand the core operations of our properties excluding corporate and financing-related costs and non-cash depreciation and amortization. NOI, Cash NOI and Same Store Cash NOI are unlevered operating performance metrics of our properties and allow for a useful comparison of the operating performance of individual assets or groups of assets. These measures thereby provide an operating perspective not immediately apparent from GAAP income from operations or net income (loss). In addition, NOI, Cash NOI and Same Store Cash NOI are considered by many in the real estate industry to be useful starting points for determining the value of a real estate asset or group of assets. However, because NOI, Cash NOI and Same Store Cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI, Cash NOI and Same Store Cash NOI as measures of our performance is limited. Therefore, NOI, Cash NOI and Same Store Cash NOI should not be considered as alternatives to net income, as computed in accordance with GAAP. NOI, Cash NOI and Same Store Cash NOI may not be comparable to similarly titled measures of other companies. WALT “WALT” is weighted average lease term (in years). This is the average remaining lease term for all leases combined, weighted based on Annualized Base Rent.